GENERAL MUNICIPAL BOND FUND, INC
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General Municipal Bond Fund, Inc. For its semi-annual reporting period ended August 31, 1996, your Fund produced a total return, including bond price changes, interest income and capital gain distributions of -.42%.* Income dividends exempt from Federal personal income taxes of approximately $.398 per share were paid to shareholders.** This is equivalent to an annualized tax-free distribution rate per share of 5.46%.***
THE ECONOMY
    Recent reports indicating some moderation in the rate of economic growth, low unemployment and benign inflation have so far deferred the well-anticipated hiking of short-term interest rates by the Federal Reserve Board's Open Market Committee (the "Fed"). Ever alert to signs of price pressures that could rekindle inflation, the Central Bank left the Fed Funds rate unchanged at 5.25% at the Fed's meeting on August 20. The Fed has not raised short-term interest rates since February 1, 1995. Since then, monetary policy has tended to lower the cost of short-term credit. Investors have grown increasingly wary that, as the economy continues to expand, the Fed would apply the monetary brakes to ward off higher levels of inflation. Reports throughout the year of strong increases in new jobs and the decline in the unemployment rate have been widely viewed as harbingers of wage pressures that could lead to undesirable inflationary consequences. The bond market has been particularly volatile in its anticipation of Federal Reserve restraint - since January, long-term interest rates have risen a full percentage point. Despite all this, inflation, both at the consumer and at the production level, has remained subdued. The latest reports indicated that both the Consumer and Producer Price Indices remained in the 3% range over the past twelve months. Prices at earlier stages of the manufacturing process fell over the past two months, lending credence to those who foresee a flat inflation curve.
    There has been some recent evidence that the economy may be reflecting the effects of the rise in long-term interest earlier in the year. Retail sales have slackened recently. In July, housing starts declined for the third consecutive month and sales of existing homes also fell. On the production side of the economy, latest reports on industrial output also showed signs of moderation. In July, factory production rose only .1%, its smallest monthly increase in four months. Despite these anecdotal signs of slowing, several indicators of future economic activity remained positive. The Index of Leading Economic Indicators has been on the rise since early this year, and the Conference Board's Consumer Confidence Index reached a six-year high in August. While rising consumer confidence is favorable for business (and political incumbents), it could complicate the efforts of the Federal Reserve to maintain its hands-off posture. We remain alert to any indications that the economy may be entering a phase of undue expansion.
MARKET ENVIRONMENT
    Despite this year's larger than normal degree of price volatility, the municipal bond market has performed much better than its taxable counterparts. This fact is attributable to the strong technical shape of the municipal market. The supply of new tax-exempt issues continues to dwindle. It appears as though 1996 will mark the second consecutive year of declining municipal bond issuance. Yet, increasing amounts of tax-exempt bonds have either matured or been called from the marketplace this year, leaving a widening gap between strong investor demand and the available supply. So even during those periods when the fixed income markets are succumbing to higher yields and falling prices, the effect on municipal holdings has been mitigated to a degree.
    It now appears that municipal securities held by individuals may be spared from any major reform to the Federal tax code. While fairer and flatter tax talk is part of both Presidential candidates' campaign rhetoric, the market's reaction has been muted enough to suggest that there is no cause for concern. In fact, the willingness which individuals are currently displaying to purchase tax-exempt securities suggests just the opposite. Looking forward, we expect retail participation in the market to sustain itself. Even more attention could be focused on municipals if investors turn to bonds and away from stocks should there be a growing perception that the economy is slowing from its strong pace of earlier this year.
THE PORTFOLIO
    Since our last report to shareholders, both the market and the structure of your Fund have undergone a transformation. Following a shift to a more defensive posture during the first half of the year, we reacted to what was perceived as excessive pessimism by bond traders. By this time, bond yields had already risen by 1%; by late spring, a buying opportunity occurred and the duration of the Fund was extended. The market did rally and the Fund's value rose. While the economic data continues to paint an ambiguous picture, the consensus bet is for at least a modest tightening move by the Fed before year-end. Ever mindful of the market's propensity to anticipate such changes in Fed monetary policy, we are again assuming a more cautious posture until the smoke clears!
    With a dearth of municipal supply available and no prospects in the near future for a reversal in the current state of affairs, we continue to have a favorable longer-term outlook for the market. However, in the meantime, the path to lower yields (and higher prices) could continue to be a bumpy one.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          (Richard J. Moynihan)
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
September 12, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**    Some income may be subject to the Federal Alternative Minimum Tax (AMT)
for certain shareholders.
*** Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.


GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                           AUGUST 31, 1996 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.0%                                                              AMOUNT            VALUE
                                                                                                 -----------       -------------
CALIFORNIA-.8%
San Diego Public Facilities Financing Authority, Sewer Revenue
    5%, 5/15/2025 (Insured; FGIC)...........................................                    $    6,500,000    $ 5,747,690
COLORADO-9.2%
Colorado Housing Finance Authority, Single Family Program 7.55%, 8/1/2023...                         3,275,000      3,422,375
Denver City and County:
    Airport System Revenue:
      7.25%, 11/15/2007 (Insured; MBIA).....................................                         6,250,000      6,936,875
      7.25%, 11/15/2012.....................................................                         5,100,000      5,438,079
      8.25%, 11/15/2012.....................................................                         4,505,000      5,098,624
      7.75%, 11/15/2021.....................................................                         6,760,000      7,472,166
      7.25%, 11/15/2023.....................................................                         5,185,000      5,467,375
      5.50%, 11/15/2025 (Insured; MBIA).....................................                        10,000,000      9,438,500
      8%, 11/15/2025....        ............................................                         5,250,000      5,835,532
    Special Facilities Airport Revenue (United Airlines Project) 6.875%, 10/1/2032                  11,235,000     11,423,186
Lakewood, MFHR, Mortgage 6.70%, 10/1/2036 (Insured; FHA)....................                         5,000,000      5,141,400
DISTRICT OF COLUMBIA-1.1%
District of Columbia, HR, Refunding (National Rehabilitation Hospital -
Medlantic)
    7.10%, 11/1/2011 (Insured; MBIA) (Prerefunded 11/1/1999) (a)............                         7,000,000      7,659,750
FLORIDA-10.3%
Collier County School Board, COP 5%, 2/15/2016 (Insured; FSA)...............                         7,550,000      6,863,025
Dade County, Refunding:
    (Seaport) 5.125%, 10/1/2021 (Insured; MBIA).............................                        15,210,000     13,814,330
    Special Obligation 5%, 10/1/2035 (Insured; AMBAC).......................                         6,500,000      5,676,645
Dade County School Board, COP 5.50%, 5/1/2025 (Insured; AMBAC)..............                         6,000,000      5,665,560
Gainesville, Utilities System Revenue, Refunding 5.20%, 10/1/2022...........                        12,085,000     11,017,411
Lakeland, Electric and Water Revenue, Refunding and Improvement
    5.625%, 10/1/2019.......................................................                         6,000,000      5,804,040
Palm Beach County, Solid Waste IDR (Osceola Power Ltd. Partnership)
    6.95%, 1/1/2022.........................................................                         3,000,000      2,626,260
Pinellas County Housing Facilities Authority, SFMR (Multi-County Program)
    6.70%, 2/1/2028 (Insured; FHA)..........................................                         7,500,000      7,639,575
Polk County Industrial Development Authority, IDR 7.525%, 1/1/2015..........                        13,840,000     14,517,883
GEORGIA-2.8%
Fulton County School District, Refunding 6.375%, 5/1/2016    ...............                         5,900,000      6,414,480
Macon-Bibb County Industrial Authority, Industrial Revenue (Weyerhaeuser Co.
Project)
    9%, 10/1/2007...........................................................                         1,000,000      1,304,660
Monroe County Development Authority, PCR, Refunding
    (Oglethorpe Power Corp., Scherer Project) 6.75%, 1/1/2010...............                         4,000,000      4,423,760

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              AUGUST 31, 1996 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT            VALUE
                                                                                                --------------     -------------
GEORGIA (CONTINUED)

Municipal Electric Authority of Georgia, Special Obligation (Project One)
    6.40%, 1/1/2013 (Insured; AMBAC)........................................                      $  7,500,000   $  8,106,675
IDAHO-.5%
Idaho Housing Agency, Housing Revenue (Blue Meadows Project)
    7.20%, 7/1/2033 (Insured; FHA)..........................................                         3,500,000      3,603,915
ILLINOIS-7.0%
Chicago, Gas Supply Revenue (People's Gas Light and Coke Co. Project)
      8.10%, 5/1/2020........................................................                        3,000,000      3,310,290
Chicago-O'Hare International Airport, Special Facility Revenue
    (United Airlines Inc. Project):
      8.40%, 5/1/2018........................................................                        2,805,000      3,049,372
      8.50%, 5/1/2018........................................................                        2,500,000      2,753,900
      8.85%, 5/1/2018........................................................                        6,355,000      7,219,471
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility Acquisition) 8.75%, 3/1/2010..                      2,130,000      2,268,407
Illinois Health Facilities Authority, Revenue:
    (Beverly Farm Foundation) 9.125%, 12/15/2015 (Prerefunded 12/15/2000) (a)..                      2,000,000      2,378,020
    (Residential Centers Inc.) 8.50%, 8/15/2016..............................                        5,825,000      5,906,026
Robbins, RRR (Robbins Resource Recovery Partners) 9.25%, 10/15/2014..........                       14,750,000     14,713,125
Village of Romeoville 8.375%, 1/1/2010.......................................                        7,495,000      8,361,722
INDIANA-2.6%
Fishers, Economic Development Revenue, First Mortgage (United Student Funds Inc.)
    8.375%, 9/1/2014.........................................................                        2,000,000      2,110,540
Indianapolis Airport Authority, Special Facility Revenue
    (United Airlines Project) 6.50%, 11/15/2031..............................                       16,750,000     16,637,775
KENTUCKY-4.0%
Kenton County Airport Board, Airport Revenue
    (Special Facilities - Delta Airlines Project):
      7.50%, 2/1/2012........................................................                       11,550,000     12,307,680
      7.125%, 2/1/2021.......................................................                        4,630,000      4,808,070
City of Mount Sterling, Revenue (Kentucky League of Cities Funding Trust Lease
Program) 6.10%, 3/1/2018.....................................................                         5,500,000     5,529,535
Pendleton County, Multi-County Lease Revenue (Kentucky Association of Counties
    Leasing Trust Program) 6.40%, 3/1/2019....................................                        6,000,000     6,282,840
LOUISIANA-1.5%
Louisiana Public Facilities Authority, HR (Louisiana Association of Independent
    Colleges and Universities Facilities Loan Program) 7%, 12/1/2017...........                       6,195,000     6,545,389

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              AUGUST 31, 1996 (UNAUDITED)
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                       AMOUNT             VALUE
                                                                                              ---------------   ---------------
LOUISIANA (CONTINUED)

Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
    7.70%, 10/1/2022...........................................................           $    4,140,000  $   4,207,896 MAINE-1.0%
Maine Finance Authority, SWDR (Boise Cascade Corp. Project) 7.90%, 6/1/2015.                   6,900,000      7,450,344 MARYLAND-
1.8%
Maryland Community Development Administration, Department of Housing and
    Community Development (Single Family Program) 6.55%, 4/1/2026............                        9,970,000     10,182,860
Montgomery County Housing Opportunities Commission, MFMR 7.375%, 7/1/2032....                        2,635,000      2,723,641
MASSACHUSETTS-1.2%
Massachusetts Health and Educational Facilities Authority, Revenue
    (New England Deaconess Hospital Issue) 7.20%, 4/1/2022...................                        5,070,000      5,399,297
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt Project)
    10%, 3/1/2026............................................................                        3,000,000      3,355,080
MICHIGAN-6.6%
East Grand Rapids Public School District, Building and Site 5%, 5/1/2016.....                        5,625,000      5,134,500
Michigan Hospital Finance Authority, HR, Refunding:
    (Henry Ford Health System) 5.25%, 11/15/2025.............................                        8,965,000      8,037,212
    (Genesys Health System):
      8.10%, 10/1/2013.......................................................                        2,000,000      2,200,000
      8.125%, 10/1/2021......................................................                        4,910,000      5,374,093
      7.50%, 10/1/2027.......................................................                        8,000,000      8,335,760
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
    7.50%, 1/1/2021..........................................................                        7,000,000      6,858,040
Romulus Economic Development Corp., Economic Development Revenue, Refunding
    (HIR Limited Partnership Project)
    7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)................                        5,000,000      5,554,100
Wayne Charter County, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines Inc.) 6.75%, 12/1/2015...............................                        5,650,000      5,693,505
MINNESOTA-1.3%
Southern Minnesota Municipal Power Agency, Power Supply System Revenue
    5%, 1/1/2013 (Insured; FGIC).............................................                       10,000,000      9,196,600
MISSISSIPPI-.7%
Clairborne County, PCR, Refunding (System Energy Resources Inc.)
    7.30%, 5/1/2025..........................................................                        5,000,000      5,156,000
NEW HAMPSHIRE-3.2%
New Hampshire Higher Educational and Health Facilities Authority, Revenue
    (Crotched Mountain Rehabilitation Center) 7.75%, 1/1/2020................                        2,200,000      2,373,228

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              AUGUST 31, 1996 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT             VALUE
                                                                                               --------------    --------------
NEW HAMPSHIRE (CONTINUED)

New Hampshire Housing Finance Authority, Single Family Residential Mortgage:
    7.75%, 7/1/2023..........................................................                   $    6,520,000  $   6,849,651
    7.70%, 7/1/2029..........................................................                        4,115,000      4,322,725
New Hampshire Industrial Development Authority, PCR
    (Public Service Company of New Hampshire Project) 7.65%, 5/1/2021........                        9,250,000      9,386,345
NEW JERSEY-2.5%
New Jersey Economic Development Authority, Solid Waste Disposal Facility Revenue
    (Garden State Paper Co. Inc. Project) 7.125%, 4/1/2022 (Guaranteed; Media General,
    Inc., LOC; Toronto-Dominion Bank) (b)....................................                        4,500,000      4,760,550
New Jersey Educational Facilities Authority, Revenue:
    Refunding (University of Medicine and Dentistry)
      5.25%, 12/1/2013 (Insured; AMBAC)......................................                        6,265,000      6,000,492
    (Trenton State College) 5.125%, 7/1/2024 (Insured; MBIA).................                        8,000,000      7,293,760
NEW YORK-10.8%
City of New York:
    6.75%, 10/1/2006.........................................................                        2,250,000      2,370,735
    7.10%, 8/15/2007.........................................................                       10,500,000     11,137,245
    Refunding:
      6.50%, 3/15/2006.......................................................                        6,000,000      6,197,760
      6%, 2/1/2011...........................................................                        5,000,000      4,831,400
      5.875%, 3/15/2013......................................................                       17,955,000     17,071,255
New York State Dormitory Authority, Revenue:
    (Consolidated City University System) 5.75%, 7/1/2018....................                        6,500,000      6,193,005
    (State University Educational Facilities) 7.50%, 5/15/2013...............                        2,500,000      2,922,500
New York State Urban Development Corp., Revenue, Refunding (State Facilities)
    5.60%, 4/4/2015..........................................................                        7,800,000      7,357,038
Triborough Bridge and Tunnel Authority, Revenues, General Purpose, Refunding
    5.50%, 1/1/2017..........................................................                       20,000,000     19,461,600
NORTH DAKOTA-1.3%
North Dakota Housing Finance Agency, SFMR:
    7.30%, 7/1/2024..........................................................                        4,210,000      4,355,666
    7.75%, 7/1/2024 (Insured; MBIA)...........................................                       4,600,000      4,805,436
OHIO-1.0%
Cleveland, Parking Facilities Improvement Revenue 8.10%, 9/15/2022...........                        2,300,000      2,745,878
Cuyahoga County, HR, Refunding (University Hospitals Health System Project)
    5.50%, 1/15/2018 (Insured; MBIA).........................................                        5,000,000      4,773,050
OKLAHOMA-4.1%
McGee Creek Authority, Water Revenue 6%, 1/1/2013 (Insured; MBIA)...........                         6,025,000      6,336,432

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             AUGUST 31, 1996 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                               ---------------   --------------
OKLAHOMA (CONTINUED)

Trustees of the Tulsa Municipal Airport Trust, Revenue
    (American Airlines Inc. Project):
      7.375%, 12/1/2020 (Guaranteed; AMR Corp.).............................                    $    9,850,000  $  10,376,975
      7.60%, 12/1/2030.......................................................                       12,000,000     12,797,400
PENNSYLVANIA-3.2%
Lehigh County General Purpose Authority, Revenue (Wiley House)
    9.50%, 11/1/2016.........................................................                        3,500,000      3,733,030
Montgomery County Higher Education and Health Authority, Revenue
    (Northwestern Corp.) 8.50%, 6/1/2016.....................................                        3,000,000      3,206,730
State of Pennsylvania 5%, 11/15/2012 (Insured; AMBAC)........................                        6,125,000      5,708,500
Pennsylvania Higher Educational Facilities Authority, Health Services Revenue
    Refunding (University of Pennsylvania) 5.75%, 1/1/2012..................                         6,000,000      5,984,340
Schuykill County Industrial Development Authority, RRR
    (Schuykill Energy Resources Inc.) 6.50%, 1/1/2010.......................                         4,430,000      4,213,683
RHODE ISLAND-1.1%
Rhode Island Housing and Mortgage Finance Corp.:
    (Homeownership E-1) 7.55%, 10/1/2022.....................................                        4,305,000      4,527,095
    (Rental Housing Program) 7.95%, 10/1/2020................................                        3,195,000      3,360,182
SOUTH CAROLINA-.6%
Georgetown County, HR, Refunding (Georgetown County Memorial Hospital)
    7.25%, 11/1/2017 (Insured; AMBAC)........................................                        4,000,000      4,352,800
TEXAS-9.0%
Alliance Airport Authority Inc., Special Facilities Revenue
    (American Airlines Inc. Project) 7%, 12/1/2011 (Guaranteed; AMR Corp.)..                        10,000,000     10,756,900
Bell County Health Facilities Development Corp., Revenue
    (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                      2,885,000      3,459,634
Dallas - Fort Worth International Airport Facility Improvement Corp., Revenue
    (Delta Airlines Inc.):
      7.625%, 11/1/2021......................................................                        2,200,000      2,352,240
      7.125%, 11/1/2026......................................................                        5,000,000      5,167,200
Dickens County, Lease Obligation (Jail and Detention Facility Project)
    8.875%, 4/1/2005.........................................................                        3,950,000      4,164,208
Gulf Coast Waste Disposal Authority, SWDR (Champion International Corp.Project)
    7.25%, 4/1/2017..........................................................                        4,735,000      4,975,680
Harris County 5%, 10/1/2017..................................................                        6,000,000      5,376,300
Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue
    (Woodlands Medical Center Project) 8.85%, 8/15/2014......................                        6,675,000      7,186,772
South Texas Community College District, 5.50%, 8/15/2018 (Insured; AMBAC)....                        5,015,000      4,820,368

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             AUGUST 31, 1996 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                              ----------------  ---------------
TEXAS (CONTINUED)

Texas Public Finance Authority, Revenue 5%, 8/1/2016 (Insured; AMBAC).......                    $    5,095,000  $   4,636,603
Texas Turnpike Authority, Dallas North Thruway Revenue
    (President George Bush Turnpike) 5%, 1/1/2025 (Insured; FGIC)...........                         8,820,000      7,804,465
University of Texas (University Revenues Financing System) 5%, 8/15/2016....                         4,510,000      4,088,992
UTAH-3.1%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration Project) 9.25%, 7/1/2018                      8,000,000      5,688,720
Murray City, HR, Refunding (IHC Health Services Inc.)
    4.75%, 5/15/2020 (Insured; MBIA).........................................                       19,855,000     16,724,264
VIRGINIA-2.4%
Upper Occoquan Sewer Authority, Regional Sewer Revenue:
    5.15%, 7/1/2020 (Insured; MBIA)..........................................                        4,000,000      3,702,560
    5%, 7/1/2025 (Insured; MBIA).............................................                       14,925,000     13,270,564
WASHINGTON-2.3%
Chelan County Public Utility District Number 001, Consolidated Revenue
    (Chelan Hydroelectric) 7.50%, 7/1/2011..................................                         4,155,000      4,736,825
Washington Public Power Supply System, Revenue, Refunding
    (Nuclear Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)..............                       10,000,000     11,490,400
WEST VIRGINIA-1.0%
State of West Virginia 5.25%, 11/1/2026 (Insured; FGIC).....................                         7,550,000      6,966,008
                                                                                                                ---------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $685,778,099)......................................................                                    $702,776,050
                                                                                                                ===============
SHORT-TERM MUNICIPAL INVESTMENTS-2.0%
FLORIDA-.6%
Broward County Housing Finance Authority, MFHR, VRDN (Sanctuary Apartments Project)
    3.55% (Guaranteed; Westinghouse Credit Corp. , LOC; PNC Bank) (b,c).....                    $    3,000,000  $   3,000,000
Manatee County, PCR, Refunding, VRDN (Florida Power and Light Co. Project)
    3.75% (c)...............................................................                         1,500,000      1,500,000
NEW YORK-1.0%
City of New York, VRDN 4% (LOC; Morgan Guaranty Trust Co.) (b,c)............                         7,000,000      7,000,000
PENNSYLVANIA-.4%
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN
    3.55% (LOC; Student Loan Marketing Association) (b,c)....................                        3,000,000      3,000,000
                                                                                                                 --------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $14,500,000)......................................................                                    $  14,500,000
                                                                                                                ===============
TOTAL INVESTMENTS-100.0%
    (cost $700,278,099)......................................................                                    $717,276,050
                                                                                                                ===============



GENERAL MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Particiption                                Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FHA           Federal Housing Administration                     MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFMR    Single Family Mortgage Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
                                                                 VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)           OR              MOODY'S           OR          STANDARD & POOR'S        PERCENTAGE OF VALUE
-----------                        ----------                      ------------------      --------------------
AAA                                Aaa                            AAA                               27.3%
AA                                 Aa                             AA                                17.7
A                                  A                              A                                 10.7
BBB                                Baa                            BBB                               27.2
BB                                 Ba                             BB                                 3.3
F1                                 Mig1                           SP1                                1.0
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     12.8
                                                                                                  --------
                                                                                                   100.0%
                                                                                                  ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Securities payable on demand.The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard and Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



See independent accountants' review report and notes to financial statments.


GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                    AUGUST 31, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $700,278,099)-see statement......................................                                        $717,276,050
    Cash.....................................................................                                             658,422
    Interest receivable......................................................                                          13,098,829
    Receivable for investment securities sold................................                                           2,312,425
    Receivable for subscriptions to Common Stock............................                                                  100
    Prepaid expenses........................................................                                              103,652
                                                                                                                  ---------------
                                                                                                                      733,449,478
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates............................                          $398,399
    Due to Distributor.......................................................                           133,963
    Payable for Common Stock redeemed........................................                           354,289
    Accrued expenses.........................................................                            49,272           935,923
                                                                                                        -------           --------

NET ASSETS...................................................................                                        $732,513,555
                                                                                                                  ===============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $721,635,027
    Accumulated undistributed investment income-net.........................                                              110,480
    Accumulated net realized (loss) on investments..........................                                          (6,229,903)
    Accumulated net unrealized appreciation on investments-Note 3(b)........                                           16,997,951
                                                                                                                  ---------------
NET ASSETS at value applicable to 51,286,160 shares outstanding
    (150 million shares of $.01 par value Common Stock authorized)..........                                         $732,513,555
                                                                                                                  ===============
NET ASSET VALUE, offering and redemption price per share
    ($732,513,555 / 51,286,160 shares)......................................                                               $14.28
                                                                                                                          =======



See independent accountants' review report and notes to financial statements.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME..........................................................                                        $ 26,087,766
    EXPENSES:
      Management fee-Note 2(a)...............................................                       $ 2,259,776
      Shareholder servicing costs-Note 2(b)..................................                         1,089,445
      Registration fees......................................................                            78,957
      Professional fees......................................................                            43,724
      Custodian fees.........................................................                            36,327
      Prospectus and shareholders' reports-Note 2(b).........................                            25,556
      Directors' fees and expenses-Note 2(c).................................                            21,649
      Miscellaneous..........................................................                            24,851
                                                                                                  --------------
            TOTAL EXPENSES...................................................                                           3,580,285
                                                                                                                  ---------------
            INVESTMENT INCOME-NET............................................                                          22,507,481
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 3:
    Net realized (loss) on investments.......................................                       $(4,368,973)
    Net realized (loss) on financial futures.................................                          (524,648)
                                                                                                  --------------
      NET REALIZED (LOSS)....................................................                                          (4,893,621)
    Net unrealized (depreciation) on investments [including ($1,563) net unrealized
      (depreciation) on financial futures]...................................                                         (18,965,310)
                                                                                                                    --------------
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                          (23,858,931)
                                                                                                                    --------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                        $  (1,351,450)
                                                                                                                    ==============



See independent accountants' review report and notes to financial statements.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    YEAR ENDED                   SIX MONTHS ENDED
                                                                                    FEBRUARY 29,                 AUGUST 31, 1996
                                                                                       1996                        (UNAUDITED)
                                                                                 -----------------               ----------------
OPERATIONS:
    Investment income-net....................................................      $   49,321,896                  $   22,507,481
    Net realized gain (loss) on investments..................................          19,385,819                      (4,893,621)
    Net unrealized appreciation (depreciation) on investments for the period           22,685,253                     (18,965,310)
                                                                                  -----------------                ---------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........          91,392,968                      (1,351,450)
                                                                                  -----------------                ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net....................................................         (49,321,896)                    (22,397,001)
    Net realized gain on investments.........................................          (1,284,955)                    (14,473,552)
                                                                                   ----------------                ---------------
      TOTAL DIVIDENDS........................................................         (50,606,851)                    (36,870,553)
                                                                                  ---------------                  ---------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold............................................       2,501,610,587                   1,360,794,454
    Dividends reinvested.....................................................          35,154,871                      26,622,123
    Cost of shares redeemed..................................................      (2,644,671,673)                 (1,483,837,695)
                                                                                  ---------------                  ---------------

      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...............        (107,906,215)                    (96,421,118)
                                                                                  ---------------                  --------------
          TOTAL (DECREASE) IN NET ASSETS.....................................         (67,120,098)                   (134,643,121)
NET ASSETS:
    Beginning of period......................................................         934,276,774                     867,156,676
                                                                                  ---------------                  --------------
    End of period (including undistributed investment income-net of
      $110,480 on August 31, 1996)...........................................     $   867,156,676                  $  732,513,555
                                                                                 ================                  ===============
                                                                                     SHARES                           SHARES
                                                                                 ================                 ===============
CAPITAL SHARE TRANSACTIONS:
    Shares sold..............................................................         168,963,391                      93,778,102
    Shares issued for dividends reinvested...................................           2,367,210                       1,834,986
    Shares redeemed..........................................................        (178,155,527)                   (102,154,110)
                                                                                  ---------------                  --------------
      NET (DECREASE) IN SHARES OUTSTANDING...................................          (6,824,926)                     (6,541,022)
                                                                                  ===============                  ===============


See independent accountants' review report and notes to financial statements.

GENERAL MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.





                                                                                                               SIX MONTHS ENDED
                                                                      YEAR ENDED FEBRUARY,                     AUGUST 31, 1996
                                                ---------------------------------------------------------  ----------------------
PER SHARE DATA:                                    1992       1993       1994        1995       1996             (UNAUDITED)
                                                ---------  ----------  ----------  ----------  ----------  ----------------------
    Net asset value, beginning of period..        $14.02     $14.60       $15.74      $15.46    $14.45                $15.00
                                                ---------  ----------  ----------  ----------  ----------  ----------------------
    INVESTMENT OPERATIONS:
    Investment income-net.................          1.06        .97          .90         .86       .82                   .40
    Net realized and unrealized gain (loss)
      on investments......................           .62       1.29         (.04)       (.89)      .57                  (.46)
                                                ---------  ----------  ----------  ----------  ----------  ----------------------
      TOTAL FROM INVESTMENT OPERATIONS....          1.68       2.26          .86        (.03)     1.39                  (.06)
                                                ---------  ----------  ----------  ----------  ----------  ----------------------
    DISTRIBUTIONS:
    Dividends from investment income-net..         (1.06)      (.97)        (.91)       (.86)     (.82)                 (.40)
    Dividends from net realized gain
      on investments......................          (.04)      (.15)        (.23)       (.12)     (.02)                 (.26)
    Dividends in excess of net realized gain
      on investments......................           -         -           -          .00(1)      -                      -
                                                --------------------  ----------  ----------  ----------  ----------------------
      TOTAL DISTRIBUTIONS.................         (1.10)     (1.12)       (1.14)       (.98)     (.84)                 (.66)
                                                ---------  ----------  ----------  ----------  ----------  ----------------------
    Net asset value, end of period........        $14.60     $15.74       $15.46      $14.45    $15.00                $14.28
                                                =========  ==========  ==========  ==========  ==========  ======================
TOTAL INVESTMENT RETURN...................         12.34%     16.13%        5.50%        .07%     9.79%                (.83%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.         .01%       .41%         .82%        .87%      .88%                 .87%(2)
    Ratio of net investment income to
      average net assets..................          7.30%      6.46%        5.71%       5.99%     5.50%                5.48%(2)
    Decrease reflected in above expense ratios due
      to undertakings by the Manager.......          .75%       .35%         .03%        -        -                   -
    Portfolio Turnover Rate................        38.15%     64.98%       59.19%      67.87%   114.78%               55.49%(3)
    Net Assets, end of period (000's Omitted)   $720,395 $1,238,291   $1,240,815   $934,277   $867,157             $732,514
(1)    Amount represents less than $.01 per share.
(2)    Annualized.
(3)    Not annualized.

See independent accountants' review report and notes to financial statements.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11\2% of the value of the Fund's average daily net assets for any full fiscal year. There was no expense reimbursement for the six months ended August 31, 1996.
    (B) Under a Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the six months ended August 31, 1996, $822,350 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $180,790 during the six months ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended August 31, 1996, amounted to $421,659,011 and $479,046,809, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's
GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 1996, there were no financial futures contracts outstanding.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments was $16,997,951, consisting of $24,934,923 gross unrealized appreciation and $7,936,972 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


GENERAL MUNICIPAL BOND FUND, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
GENERAL MUNICIPAL BOND FUND, INC.
    We have reviewed the accompanying statement of assets and liabilities of General Municipal Bond Fund, Inc., including the statement of investments, as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended February 29, 1996 and financial highlights for each of the five years in the period ended February 29, 1996 and in our report dated March 29, 1996, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                          (Ernst & Young LLP)

New York, New York
October 7, 1996


(Dreyfus Lion D Logo)
GENERAL MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                            106SA968
(Dreyfus Logo)
General Municipal
Bond Fund, Inc.
Semi-Annual
Report
August 31, 1996